Exhibit 10.3


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the 31st day of March, 1999, between ALLIS-CHALMERS CORPORATION, a
Delaware corporation (the "Company"), and the PENSION BENEFIT GUARANTY CORPORATION (the "PBGC").

         WHEREAS, pursuant to the Agreement, dated as of March 31, 1999 (the "Master Agreement"), by and between the Company and the PBGC, the Company has agreed to issue to the PBGC 585,100 shares of the Company's common stock, $0.15 par value ("Common Stock"); in consideration of the settlement of certain obligations owed by the Company to the PBGC;

         WHEREAS, to induce the PBGC to enter into the Master Agreement, the Company has agreed to provide the registration rights set forth in this Agreement; and

         WHEREAS, the execution and delivery of this Agreement is a condition to the obligation of the PBGC as set forth in Section 5.1 of the Master Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. Definitions. As used herein, the following terms shall have the following respective meanings:

                  "Designated Transferee" shall mean any Person that purchases Registrable Shares from the PBGC subject to the provisions of the Master Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Holders" shall mean the PBGC, affiliates of PBGC and any Designated Transferees who are holders of record of shares of Registrable Shares, and any combination of them, and the term "Holder" shall mean any such person.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "Person" shall mean any individual, corporation, association, partnership, group (as defined in Section 13(d)(3) of the Exchange
         Act), joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                  "Registrable Shares" shall mean any Common Stock (i) issued pursuant to the Master Agreement, or (ii) issued or distributed in respect of the Common Stock referred to in clause (i) above by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Share, such Registrable Share shall cease to be a Registrable Share when (x) it shall have been sold, transferred or otherwise disposed of or exchanged pursuant to a registration statement under the Securities Act or (y) it shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act.

                  "Registration  Expenses"  shall have the  meaning set forth in
         Section 8(b) hereof.

                  "Section  4(a)  Notice"  shall have the  meaning  set forth in
         Section 6 hereof.

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

         2. Incidental Registrations.

              (a) Right to Include Registrable Shares. Each time the Company shall determine to file a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any Common Stock either by it or by any holders of its outstanding Common Stock, the Company will give prompt written notice of its determination to each Holder and of such Holder's rights under this Section 2, at least 10 days prior to the anticipated filing date of such registration statement; provided, however, that the Company is not required to provide any such notice in connection with a registration statement covering a Company stock option, incentive compensation, profit-sharing or comparable employee benefit or compensation plan. Upon the written request of each Holder made within 10 days after the receipt of any such notice from the Company, (which request shall specify the Registrable Shares intended to be disposed of by such Holder), the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Shares which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition of the Registrable Shares so to be registered; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Shares and thereupon shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Shares requesting to be included in the Company's registration must sell their Registrable Shares to the underwriters on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this
Section 2(a) involves an underwritten public offering, any Holder of Registrable Shares requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such Common Stock in connection with such registration. No registration effected under this Section 2 shall relieve the Company of its obligations to effect registrations upon request under
Section 4 hereof.

              (b) Priority in Incidental Registrations. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter or underwriters in good faith advises the Company in writing that, in its opinion, the number of shares of Common Stock which the Company, the Holders and any other Persons intend to include in such registration exceeds the largest number of shares of Common Stock which can be sold in such offering without having an adverse effect on such offering (including the price at which such Common Stock can be sold), then the Company will include in such registration (i) first, 100% of the shares of Common Stock the Company proposes to sell for its own account; (ii) second, to the extent that the number of shares of Common Stock which the Company proposes to sell for its own account is, in the aggregate, less than the number of shares of Common Stock which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of other shares of Common Stock requested to be included in the offering for the account of the Holders and any other Persons which, in the opinion of such managing underwriter or underwriters, can be sold without having the adverse effect referred to above, such number to be allocated pro rata among all holders of Common Stock on the basis of the relative number of such shares of Common Stock each other person has requested to be included in such registration.

         3. Holdback Agreements. (a) If any registration of Registrable Shares shall be in connection with an underwritten public offering, the Holders agree not to effect any public sale or distribution (except in connection with such public offering), of any Common Stock or of any security convertible into or exchangeable or exercisable for any Common Stock (in each case, other than as part of such underwritten public offering), during the 90-day period (or such lesser period as the managing underwriter or underwriters may permit) beginning on the effective date of such registration, if, and to the extent, the managing underwriter or underwriters of any such offering determines such action is necessary or desirable to effect such offering, provided that each Holder has received the written notice required by Section 2(a) hereof; provided, further, that each Holder shall not be obligated to comply with such restrictions more than once in any twelve-month period.

              (b) If any registration of Registrable Shares shall be in connection with any underwritten public offering, the Company agrees not to effect any public sale or distribution (except in connection with such public offering) of any of its Common Stock or of any security convertible into or exchangeable or exercisable for Common Stock (in each case other than as part of such underwritten public offering) during the 90-day period (or such lesser period as the managing underwriter or underwriters may permit) beginning on the effective date of such registration, and the Company also agrees to use its best efforts to cause any Company officer, director or any holder of five percent (5%) or more of the Common Stock to so agree.

         4. Registration on Request.

              (a) Request by Holders. Upon the Company's receipt of written request of the Holders of at least 20% of the Registrable Shares that the Company effect the registration under the Securities Act of all or part of such Holders' Registrable Shares, and specifying the amount and intended method of disposition thereof, the Company will promptly give notice of such requested registration to all other Holders of Registrable Shares and, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of: (i) the Registrable Shares which the Company has been so requested to register by Holders of at least 20% of the Registrable Shares; and (ii) all other Registrable Shares which the Company has been requested to register by any other Holder thereof by written request received by the Company within 21 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Shares); provided, however, that the Company shall not be required to effect more than one registration during any twelve-month period pursuant to this Section 4; provided, further, that the Company shall not be obligated to file a registration statement relating to a registration request under this Section 4 (other than on Form S-3 or any similar short-form registration statement) within a period of three months after the effective date of any other registration statement of the Company other than registration statements on Form S-3 (or any similar short-form registration statement or any successor or similar forms); provided, further, that in no event shall the Company be required to effect more than two registrations in the aggregate pursuant to this Section 4. Promptly after the expiration of the 21-day period referred to in clause (ii) above, the Company will notify all the Holders to be included in the registration of the other Holders and the number of shares of Registrable Shares requested to be included therein. The Holders initially requesting a registration pursuant to this Section 4 may, at any time prior to the effective date of the registration statement relating to such registration, cause such registration to be withdrawn by the Company by providing a written notice to the Company requesting such withdrawal; provided, however, that upon any such request for withdrawal, such Holders shall have forfeited their right to such demand hereunder, and such Holders shall be responsible for the payment, on a pro rata basis, of all Registration Expenses incurred in connection therewith.

              (b) Registration Statement Form. If any registration requested pursuant to this Section 4 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter or underwriters shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

              (c) Effective Registration Statement. A registration requested pursuant to this Section 4 will not be deemed to have been effected unless it has become effective under the Securities Act and, subject to Section 4(d), such registration has been maintained for a period of six (6) months or such earlier period such that all the Registrable Shares included in such registration have actually been sold thereunder. In addition, if within 180 days after it has become effective, the offering of Registrable Shares pursuant to such registration is materially interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

              (d) Priority in Requested Registrations. If a requested registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter or underwriters in good faith advises the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration (including shares of Common Stock of the Company which are not Registrable Shares) exceeds the largest number of shares of Common Stock which can be sold in such offering without having an adverse effect on such offering (including the price at which such shares of Common Stock can be sold), then the Company will include in such registration (i) first, 100% of the Registrable Shares requested to be registered pursuant to Section 4(a) hereof (provided that if the number of Registrable Shares requested to be registered pursuant to
Section 4(a) hereof exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Shares to be included in such registration by the Holders shall be allocated pro rata among such Holders on the basis of the relative number of Registrable Shares each such Holder has requested to be included in such registration); (ii) second, to the extent that the number of Registrable Shares requested to be registered pursuant to Section 4(a) hereof is less than the number of shares of Common Stock which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of shares of Common Stock the Company requests to be included in such registration; and (iii) third, to the extent that the number of Registrable Shares requested to be included in such registration pursuant to
Section 4(a) hereof and the shares of Common Stock which the Company proposes to sell for its own account are, in the aggregate, less than the number of shares of Common Stock which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of other shares of Common Stock proposed to be sold by any other Person which, in the opinion of such managing underwriter or underwriters, can be sold without having the adverse effect referred to above (provided that if the number of such shares of Common Stock of such other Persons requested to be registered exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such shares of Common Stock to be included in such registration pursuant to this Section 4(d) shall be allocated pro rata among all such other Persons on the basis of the relative number of shares of Common Stock each such Person has requested to be include in such registration).

         5. Registration Procedures.

              (a) If and whenever the Company is required by the provisions of Sections 2 or 4 hereof to use its best efforts to effect or cause the registration of Registrable Shares, the Company shall as expeditiously as possible:

                            (i) prepare  and, in any event  within 60 days after
              the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective;

                            (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days or such shorter period until the shares covered thereunder are sold and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder with respect to the disposition of all the shares of Common Stock covered by such registration statement during such period in accordance with the intended methods of disposition by the Holders hereof set forth in such registration statement; provided, that (A) before filing a registration statement (including an initial filing) or prospectus, or any amendments or supplements thereto, the Company will furnish to the Holders of the Registrable Shares covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review and comment of such Holders, and (B) the Company will notify each Holder of Registrable Shares covered by such registration statement of any stop order issued or threatened by the SEC, any other order suspending the use of any preliminary prospectus or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, and take all reasonable actions required to prevent the entry of such stop order, other order or suspension or to remove it if entered;

                            (iii) furnish to each Holder and each underwriter, if applicable, of Registrable Shares covered by such registration statement such number of copies of the registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as each Holder of Registrable Shares covered by such registration statement may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder;

                            (iv) use its best  efforts  to  register  or qualify
              such Registrable Shares covered by such registration statement under the state securities or blue sky laws of such jurisdictions as each Holder of Registrable Shares covered by such registration statement and, if applicable, each underwriter, may reasonably request, and do any and all other acts and things which may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Holder, except that the Company shall not for any purpose (A) be required to qualify generally to do business as a foreign corporation or a broker-dealer in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified,
              (B) subject itself to taxation in any such jurisdiction or (C) consent to service of process in any such jurisdiction;

                            (v) use its commercially reasonable efforts to cause
              such Registrable Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

                            (vi) if at any time when a  prospectus  relating  to
              the Registrable Shares is required to be delivered under the Securities Act any event shall have occurred as the result of which any such prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, promptly give written notice thereof to each Holder and the managing underwriter or underwriters, if any, of such Registrable Shares and prepare and furnish to each such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading;

                            (vii) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as each Holder of Registrable Shares being sold or the underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares, including customary indemnification and opinions;

                            (viii) use its best  efforts  to obtain a  "comfort"
              letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "comfort" letters as the Holders of at least 25% of the Registrable Shares being sold or the underwriters retained by such Holders shall reasonably request;

                            (ix) make available for inspection by representatives of any Holder of Registrable Shares covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause all of the Company's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by such Holders or any such representative, underwriter, attorney, accountant or agent in connection with such registration statement;

                            (x) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement), provide copies of such document to counsel to the Holders of Registrable Shares covered by such
              registration   statement  and  to  the  managing   underwriter  or
              underwriters, if any, and make the Company's representatives available for discussion of such document;

                            (xi) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of

              Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                            (xii) use its best efforts to provide a CUSIP number
              for all Registrable Shares not later than the effective date of the applicable registration statement, and provide the applicable transfer agents with printed certificates for the Registrable Shares which are in a form eligible for deposit with the Depository Trust Company;

                            (xiii) notify counsel for the Holders of Registrable
              Shares included in such registration statement and the managing underwriter or underwriters, if any, promptly, and confirm the notice in writing, (A) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (B) of the receipt of any comments from the SEC and (C) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information; and

                            (xiv) cooperate with each seller of Registrable Shares and each underwriter, if any, participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the NASD.

              (b) Each Holder of Registrable Shares hereby agrees that, upon receipt of any notice from the Company of the happening of any event of the type described in Section 5(a)(vi) hereof, such Holder shall forthwith discontinue disposition of such Registrable Shares covered by such registration statement or related prospectus until such Holder's receipt of the copies of the supplemental or amended prospectus contemplated by Section 5(a)(vi) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies of the prospectus in its possession, covering such Registrable Shares at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 5(a)(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(a)(vi) hereof and including the date when such Holder shall have received the copies of the supplemental or amended prospectus contemplated by Section 5(a) (vi) hereof. If for any other reason the effectiveness of any registration statement filed pursuant to Section 4 hereof is suspended or interrupted prior to the expiration of the time period regarding the maintenance of the effectiveness of such Registration Statement required by Section 5(a)(ii) hereof so that Registrable Shares may not be sold pursuant thereto, the applicable time period shall be extended by the number of days equal to the number of days during the period beginning with the date of such suspension or interruption to and ending with the date when the sale of Registrable Shares pursuant to such registration statement may be recommenced.

              (c) Each Holder hereby agrees to provide the Company, upon receipt of its request, with such information about such Holder to enable the Company to comply with the requirements of the Securities Act and to execute such certificates as the Company may reasonably request in connection with such information and otherwise to satisfy any requirements of law.

         6. Denial, Postponement or Suspension of Registration.

              (a) If the Company  receives a written  request in compliance with
Section 4(a) hereof (a "Section 4(a) Notice") and is then contemplating filing with the SEC a registration statement within 90 days of the date the Company receives such request, which filing could otherwise trigger the application of incidental registration rights of Holders under Section 2 hereof, then the Company may deny the Holders the rights of registration granted pursuant to
Section 4 hereof; provided, however, that the Company shall be prohibited from exercising its denial rights pursuant to this Section 6(a) more than one time in any twelve-month period. The Company shall give prompt written notice (the "Denial Notice") to the Holders of any such denial. The Company's failure to file a registration statement with the SEC promptly (but in no event later than 90 days after the date it receives a Section 4(a) Notice) after denying a Holder's request pursuant to Section 4(a) hereof, shall result in the loss of the Company's denial rights with respect to any registration by the Holders pursuant to a Section 4(a) Notice given within 180 days after receipt of the Denial Notice.

              (b) The Company, at its option, may postpone for up to 180 days the filing of any registration statement authorized hereunder, and to suspend sales under any registration statement authorized hereunder for up to 180 days; provided, however, that in computing the 180-day period for which the Company is required to maintain the effectiveness of any registration statement authorized in accordance with Section 5 hereof, the period of any such suspension shall not be included; provided, further, that the Company shall be prohibited from exercising its suspension rights pursuant to this Section 6(b) more than one time in any twelve-month period. The Company shall give prompt written notice to the Holders of any such postponement or suspension, and shall likewise give prompt written notice to the Holders of the termination of such postponement or suspension. Each Holder hereby agrees to postpone the sale of any Registrable Shares registered pursuant to any registration statement authorized under this Agreement during any postponement or suspension.

         7. Underwritten Registrations. Subject to the provisions of Sections 2, 3 and 4 hereof, any of the Registrable Shares covered by a registration statement may be sold in an underwritten offering at the discretion of the Holder thereof. In the case of an underwritten offering pursuant hereto, the managing underwriter or underwriters shall be selected by the Company.

         8. Expenses.

              (a)  The  fees,  costs  and  expenses  of  all   registrations  in
accordance with Section 2 and Section 4 hereof shall be borne by the Company, subject to the provisions of Section 8(b) hereof.

              (b) The fees, costs and expenses of registration to be borne as provided in Section 8(a) hereof shall include, without limitation, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all SEC or NASD registration and filing fees and expenses, reasonable fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules of the NASD, fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel for the underwriters, if any, or for the selling Holders, in connection with blue sky qualifications of the Registrable Shares), rating agency fees, printing expenses (including expenses of printing certificates for Registrable Shares and prospectuses), messenger, telephone and delivery expenses, the fees and expenses incurred in connection with the listing of the shares of Common Stock to be registered on each securities exchange or national market system on which similar shares of Common Stock issued by the Company are then listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit and "cold comfort" letters required by or incident to such performance and compliance), securities laws liability insurance (if the Company, in its sole and absolute discretion, decides to obtain such insurance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including, without limitation, expenses relating to "road shows" and other marketing activities), the reasonable fees of one counsel retained in connection with each such registration by the Holders of a majority of the Registrable Shares being registered, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Shares by such Holders) (collectively, "Registration Expenses").

         9. Indemnification.

              (a) Indemnification by the Company. In the event of any registration of any shares of Common Stock of the Company under the Securities Act pursuant to Section 2 or 4 hereof, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, each of the Holders of any Registrable Shares covered by such registration statement, each affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, general and limited partners, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such shares of Common Stock and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which any Indemnified Party may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares of Common Stock were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse such Indemnified Party for any out-of-pocket legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and shall survive the transfer of such Common Stock by such Holder.

              (b) Indemnification by the Holders and Underwriters. The Company may require, as a condition to including any Registrable Shares in any registration statement filed in accordance with Sections 2 or 4 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the Holders of such Registrable Shares or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9(a) hereof) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to the Holders of the Registrable Shares being registered or such underwriter furnished to the Company by such Holders or such underwriter specifically for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, that no such Holder shall be liable for any indemnity claims in excess of the amount of proceeds received by such Holder from the sale of Registrable Shares. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective affiliates, directors, officers or controlling Persons, and shall survive the transfer of such Common Stock by such Holders.

              (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 9, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the indemnified party shall have the right to employ counsel to represent the indemnified party and its respective controlling persons, directors, officers, general or limited partners, employees or agents who may be subject to liability arising out of any claim in respect of which indemnification may be sought by the indemnified party against such indemnifying party under this Section 9 if (i) the employment of such counsel shall have been authorized in writing by such indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have promptly employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action or counsel, or (iii) any indemnified party shall have reasonably concluded that there may be defenses available to such indemnified party or its respective controlling persons, directors, officers, employees or agents which are in conflict with or in addition to those available to the indemnifying party, and in that event the reasonable fees and expenses of one firm of separate counsel for the indemnified party shall be paid by the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

              (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to any indemnified party under Section 9(a) or 9(b) hereof or is insufficient to hold it harmless in respect of any loss, claim, damage or liability, or any action in respect thereof referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the indemnified party and indemnifying party or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the indemnified party and indemnifying party with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. Notwithstanding any other provision of this Section 9(d), no Holder of Registrable Shares shall be required to contribute an amount greater than the dollar amount of the proceeds received by such Holder with respect to the sale of any such Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         10. Rule 144. The Company covenants that it will file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Shares, make publicly available such information), and it will take such further action as any Holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitations of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         11. Assignability. The rights granted to the PBGC in this Agreement shall not be assigned or transferred, and any attempted assignment or transfer shall be null and void and without legal effect; provided, however, that the PBGC or any Designated Transferee shall be entitled to assign and transfer any or all of its rights hereunder to one or more Designated Transferees as long as
(i) the obligations of the Company hereunder are not increased or enlarged, (ii) each Designated Transferee executes and delivers an agreement, in form and substance reasonably satisfactory to the Company, acknowledging such Designated Transferee's obligations under this Agreement, and (iii) each Designated Transferee acquires not less than 117,020 shares of Common Stock, subject to equitable adjustment after the date hereof in the event of a stock split, reverse stock split, recapitalization, reorganization or comparable change in the Company's capital structure (other than an issuance of Common Stock for fair value).

         12. Notices. Any and all notices, designations, consents, offers, acceptances or any other communications shall be given in writing by either (a) personal delivery to and receipted for by the addressee or by (b) telecopy or registered or certified mail which shall be addressed, in the case of the Company, to: Allis-Chalmers Corporation, 1626 South 70th Street, Milwaukee, Wisconsin 53214, Attention: William Vaitl, with a copy to Luke E. Sims, Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, in the case of Holders, the address or addresses thereof appearing on the books of the Company or of the transfer agent and registrar for its Common Stock.

         All such notices and communications shall be deemed to have been duly given and effective: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; and when receipt acknowledged, if telecopied.

         13. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its Common Stock which is inconsistent with the rights granted to the Holders in this Agreement.

         14. Specific Performance. The Company acknowledges that the rights granted to the Holders in this Agreement are of a special, unique and extraordinary character, and that any breach of this Agreement by the Company could not be compensated for by damages. Accordingly, if the Company breaches its obligations under this Agreement, the Holders shall be entitled, in addition to any other remedies that they may have, to enforcement of this Agreement by a decree of specific performance requiring the Company to fulfill its obligations under this Agreement. The Company consents to personal jurisdiction in any such action brought in the United States District Court for the Southern District of New York or any such other court and to service of process upon it in the manner set forth in Section 11 hereof.

         15. Severability. If any provision of this Agreement or any portion thereof is finally determined to be unlawful or unenforceable, such provision or portion thereof shall be deemed to be severed from this Agreement. Every other provision, and any portion of such an invalidated provision that is not invalidated by such a determination, shall remain in full force and effect.

         16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

         17. Defaults. A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

         18. Amendments, Waivers. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and the Holders of a majority of the Registrable Shares; provided, however, that no such amendment, supplement, modification or waiver shall deprive any Holder of any rights under Sections 2 or 4 hereof without the consent of such Holder.

         19. Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

         20. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonably attorneys' fees in addition to any other available remedy.

         21. Entire Agreement. This Agreement, together with the Master Agreement and the other agreements referenced therein, contains the entire agreement among the parties hereto with respect to the transactions contemplated herein and understandings among the parties relating to the subject matter hereof.

         22. Governing Law. This Agreement is make pursuant to and shall be construed in accordance with the internal laws of the State of Delaware. The parties hereto submit to the non-exclusive jurisdiction of the courts of the State of New York in New York County and the United States District Court for the Southern District of New York in any action or proceeding arising out of or relating to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date aforesaid.


                                          ALLIS-CHALMERS CORPORATION


                                         By: /s/John T. Grigsby, Jr.
                                             Name: John T. Grigsby, Jr.
                                             Title: Executive V.P. and CFO


                                         PENSION BENEFIT GUARANTY CORPORATION


                                         By: /s/Robert M. Klein
                                             Name: Robert M. Klein
                                             Title: Acting Chief Negotiator